                                                                    EXHIBIT 99.6

                                    FORM OF

                        7.10% SENIOR DEBENTURES DUE 2028

                                       OF

                           DELL COMPUTER CORPORATION


                               [FACE OF SECURITY]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CUSIP NO. 247025 AE 9

No. T-_______                                                  $_______________

                        7.10% Senior Debentures Due 2028

                 Dell Computer Corporation, a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal sum of $_______________ on April 15, 2028.

                      Interest Payment Dates:    April 15 and October 15
                                Record Dates:    April 1 and October 1

                Additional provisions of this Security are set forth on the other side of this Security.

Dated:  April 27, 1998                   DELL COMPUTER CORPORATION,


                                         by
                                             ---------------------------------
                                             Name:  Alex C. Smith
                                             Title: Vice President, Treasurer

                                         by
                                             ---------------------------------
                                             Name:  Thomas H. Welch, Jr.
                                             Title: Assistant Secretary

TRUSTEE'S CERTIFICATE
OF AUTHENTICATION

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION as Trustee, certifies that this is one of the Debt Securities, designated 7.10% Senior
Debentures Due 2028, referred to
in the Indenture.

  by
     ---------------------------------
     Authorized Signatory





                           [REVERSE SIDE OF SECURITY]

                        7.10% Senior Debentures Due 2028

1.     Interest

       Dell Computer Corporation, a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest semiannually on April 15 and October 15 of each year commencing on October 15, 1998. Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from April 15, 1998. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

2.     Method of Payment

       The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the April 1 or October 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in immediately available (same day) funds in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by check or wire transfer payable in immediately available (same day) funds in such money.

3.     Paying Agent and Registrar

       Initially, Chase Bank of Texas, National Association ("Trustee"), shall act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated wholly owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.     Indenture

       The Company issued the Securities under an indenture dated as of April 27, 1998, between the Company and the Trustee, as supplemented by the officers' certificate relating to the Securities dated as of April 27, 1998 (the "Officers' Certificate" and, collectively with the aforementioned indenture, the "Indenture"). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the Act for a statement of those terms.

       This Security is one of a duly authorized issue of general unsecured obligations of the Company all issued or to be issued under the Indenture.
Debt Securities issued under the Indenture may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest at different rates, may have different conversion prices (if any), may be subject to different redemption provisions, may be subject to different sinking, purchase or analogous funds, may be subject to different covenants, Events of Default and subordination provisions and may otherwise vary as the Indenture provides. This Security is one of a series designated as 7.10% Senior Debentures Due 2028 (the "Securities") issued under the Indenture, limited to $300,000,000 aggregate principal amount. The Indenture imposes certain limitations (with significant exceptions) on the Company and its Restricted Subsidiaries, including the incurrence of liens and entering into Sale and Lease-Back Transactions.

5.     Optional Redemption

       The Securities are redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 and not more than 60 days' notice as provided in the Indenture, on any date prior to their maturity (the "Redemption Date") at a price equal to the greater of (a) 100% of the principal amount of the Securities to be redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to such Redemption Date) discounted to such Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus accrued and unpaid interest on the principal amount being redeemed to such Redemption Date; provided, however, that installments of interest on the Securities that are due and payable on an Interest Payment Date falling on or prior to the relevant Redemption Date shall be payable to the holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date according to their terms and the provisions of the Indenture.

       "Treasury Rate" means, with respect to any Redemption Date for the Securities, (a) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Maturity Date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

       "Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

       "Independent Investment Banker" means Morgan Stanley & Co. Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

       "Comparable Treasury Price" means, with respect to any Redemption Date,
(a) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

       "Reference Treasury Dealer" means each of Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. and their respective successors; provided, however, that if either of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer.

       "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Redemption Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

6.     Denominations; Transfer; Exchange

       The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities only in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

7.     Persons Deemed Owners

       The registered Holder of this Security may be treated as the owner of it for all purposes.

8.     Unclaimed Money

       If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

9.     Discharge and Defeasance

       Subject to certain conditions, the Company at any time may terminate some or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee cash or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

10.    Amendment, Waiver

       Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities and (ii) any acceleration of principal and interest on the Securities resulting from a default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Securities to cure, among other things, any ambiguity, omission, defect or inconsistency, or to evidence the succession of another Person to the Company pursuant to Article Eight of the Indenture, or to add guarantees with respect to the Securities or to secure the Securities, or to add additional covenants or surrender rights and powers conferred on the Company, or to permit the qualification of the Indenture under the Act, or to make any change that does not adversely affect the rights of any Holder, or to provide for the acceptance of a successor or separate Trustee.

11.    Defaults and Remedies

       Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Securities; (ii) default in payment of principal or premium on the Securities at maturity, upon acceleration or otherwise; (iii) failure by the Company to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice by Holders and lapse of time;
(iv) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Company if the amount accelerated (or so unpaid) exceeds $50,000,000 and continues for 30 days after the required notice to the Company; (v) certain events of bankruptcy or insolvency with respect to the Company; and (vi) certain judgments or decrees for the payment of money in excess of $50,000,000. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately.

       Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

12.    Trustee Dealings with the Company

       Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

13.    No Recourse Against Others

       An incorporator and any past, present or future director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on or otherwise in respect of the Securities or the Indenture. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

14.    Authentication

       This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

15.    Abbreviations

       Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

16.    Governing Law

       THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF
LAW).

17.    CUSIP Numbers

       Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

       The Company shall furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture referred to herein. Requests may be made to:

                              Corporate Secretary
                           Dell Computer Corporation
                                  One Dell Way
                         Round Rock, Texas  78682-2244

                                ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to


      --------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)


      --------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint                              agent to transfer this
Security on the books of the Company. The agent may substitute another to act for him.


--------------------------------------------------------------------------


Date:                            Your Signature:
     -----------------------                    --------------------------


--------------------------------------------------------------------------

Sign exactly as your name appears on the other side of this Security.


Date:                            Your Signature:
     -----------------------                    --------------------------
                                                (Sign exactly as your name
                                                appears on the other side of
                                                the Security)


Signature Guarantee:
                    ------------------------------------------------------
                    (Signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company)